Filed Pursuant to Rule 497

File No. 333-216138

March 14, 2019

Stellus Capital Investment Corporation Announces Public Offering of Common Stock

HOUSTON—March 14, 2019/PRNewswire/— Stellus Capital Investment Corporation (NYSE: SCM) (the “Company”) announced today that it plans to make a public offering of its common stock.

The Company intends to use the net proceeds from this offering to repay a portion of the amount outstanding under its credit facility, for general corporate purposes, which may include investing in debt or equity securities, and other general corporate purposes, including working capital requirements.

Raymond James & Associates, Inc., Keefe, Bruyette & Woods, Inc., A Stifel Company and Goldman Sachs & Co. LLC are acting as joint book-running managers for this offering.

The shares will be sold pursuant to an effective shelf registration statement on Form N-2 that has been filed with, and has been declared effective by, the Securities and Exchange Commission. The offering is subject to customary closing conditions.

The offering will be made only by means of a prospectus supplement and accompanying prospectus, copies of which, when available, may be obtained from: Raymond James & Associates, Inc., Attention: Equity Syndicate, 880 Carillon Parkway, St. Petersburg, Florida 33716, or by telephone at (800) 248-8863, or by e-mail to prospectus@raymondjames.com; Keefe, Bruyette & Woods, Inc., 787 Seventh Avenue, 4th Floor, New York, NY 10019 (Attn: Capital Markets) or tel: (800) 966-1559; or Goldman Sachs & Co. LLC, Attn: Prospectus Department, 200 West Street, New York, NY 10282, tel: (866) 471-2526, fax: (212) 902-9316, or email: prospectus-ny@ny.email.gs.com. Investors are advised to carefully consider the investment objective, risks, charges and expenses of the Company before investing. The prospectus supplement and accompanying prospectus contain a description of these matters and other important information about the Company and should be read carefully before investing.

This press release does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of the shares referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

About Stellus Capital Investment Corporation

The Company is an externally-managed, closed-end, non-diversified investment management company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. The Company's investment objective is to maximize the total return to its stockholders in the form of current income and capital appreciation by investing primarily in private middle-market companies (typically those with $5.0 million to $50.0 million of EBITDA (earnings before interest, taxes, depreciation and amortization)) through first lien (including unitranche), second lien and unsecured debt financing, with corresponding equity co-investments. The Company's investment activities are managed by its investment adviser, Stellus Capital Management. To learn more about Stellus Capital Investment Corporation, visit www.stelluscapital.com under the “Public Investors” tab.

Forward-Looking Statements

Statements included herein may contain “forward-looking statements” which relate to future performance or financial condition. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of assumptions, risks and uncertainties, which change over time. Actual results may differ materially from those anticipated in any forward-looking statements as a result of a number of factors, including those described from time to time in filings by the Company with the Securities and Exchange Commission including the final prospectus that will be filed with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

Contacts

Stellus Capital Investment Corporation

W. Todd Huskinson, (713) 292-5414

Chief Financial Officer

thuskinson@stelluscapital.com